UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2017

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

001-33824	Delaware	26-0508760
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

151 S. El Camino Drive, Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Investor Presentation

On September 14, 2017, Kennedy-Wilson Holdings, Inc. (“KWH”) issued an updated investor presentation, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, is being furnished and shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Subsequent Events

Subsequent to June 30, 2017, KWH and its equity partners acquired three multifamily properties and one retail property in the Western U.S. for approximately $148 million and two multifamily development sites in the Western U.S. for approximately $11 million. KWH has an average ownership interest of 80% in these properties. KWH’s total equity investment in these transactions was approximately $58 million. In addition, KWH and its equity partners sold one office property in Europe, two multifamily properties in Japan and residential properties in the Western U.S. and Europe for a total of $105 million. KWH had an average ownership interest of 27% in these properties and received approximately $20 million in net proceeds from these transactions.

Pipeline

Acquisitions

As of September 14, 2017, KWH is under contract to purchase a wholly-owned multifamily property in the Western U.S. for approximately $51 million. Additionally, KWH and its equity partners are under contract to acquire a hotel property in the Western U.S. for $26 million. KWH anticipates financing these acquisitions with a combination of debt financing, cash from its balance sheet and partner equity. KWH has a $1 million non-refundable deposit held in escrow on the multifamily property described above. KWH currently expects its aggregate equity investment in these acquisitions to be between $25 million to $30 million. KWH anticipates that these transactions will close by year end 2017; however, there can be no assurance that KWH will complete such acquisitions under contract.

Dispositions

In addition, as of September 14, 2017, KWH and its equity partners are under separate contracts to sell seven properties at an aggregate sales price of approximately $420 million. KWH has an average ownership interest of 60% in these properties.

With respect to four of the investments that are currently under contract to sell (two multifamily properties, one land parcel in the Western U.S. and one office property in Europe), KWH currently has $17 million of non-refundable deposits held in escrow. These transactions have an aggregate sales price of approximately $371 million. KWH has an average 59% ownership interest in these properties. KWH currently expects to receive a total of approximately $128 million in net proceeds from these four transactions and once complete, its pre-tax gain on sale from these transactions is expected to be approximately $112 million. KWH currently intends to utilize most of the proceeds from these transactions to purchase real estate assets in the Western United States in tax deferred transactions under Section 1031 of the United States Internal Revenue Code. KWH anticipates that these transactions will close by year end 2017; however, there can be no assurance that KWH will complete such dispositions under contract.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of a recommended offer by KWH to acquire all of the outstanding shares (other than shares owned by KWH or its subsidiaries or held in treasury) of Kennedy Wilson Europe Real Estate plc, a public limited company registered in Jersey (“KWE”) (the “Transaction”), including the issuance of shares of KWH common stock in respect of the Transaction. On September 13, 2017, in connection with such proposed share issuance, KWH filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and commenced mailing the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed acquisition. To the extent KWH effects the Transaction as a scheme of arrangement under Jersey law, the issuance of KWH common stock would not be expected to require registration under the Securities Act as a result of an exemption provided by Section 3(a)(10) under the Securities Act. In the event that KWH determines to effect the Transaction pursuant to a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the shares that would be issued in such transaction. INVESTORS AND SECURITY HOLDERS OF KWH ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT KWH WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KWH, THE PROPOSED ISSUANCE OF KWH COMMON STOCK AND THE TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed issuance of shares of KWH common stock and the Transaction (when they become available), and, if required, the registration statement/prospectus and other documents filed by KWH with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at KWH’s website, ir.kennedywilson.com, or by contacting KWH’s Investor Relations department in writing at 151 S. El Camino Drive, Beverly Hills, CA 90212.

KWH believes that KWH, KWE, their respective directors and certain KWH executive officers may be deemed to be participants in the solicitation of proxies from KWH shareholders with respect to the Transaction, including the proposed issuance of shares of KWH common stock. Information about KWH’s directors and executive officers and their ownership of KWH shares and KWE shares or securities referencing KWE shares is provided in KWH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 27, 2017, KWH’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2017, and KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KWH on Form 8-K on March 23, 2017. Information about the directors of KWE is provided in KWE’s Annual Report for the year ended December 31, 2016, which was filed with the SEC by KWH on Form 8-K on March 23, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the solicitation, by security holdings or otherwise, is provided in the definitive proxy statement and other materials filed with the SEC in connection with the Transaction and issuance of shares of KWH common stock.

Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference into this Current Report, contains “forward-looking” statements concerning future events and financial performance. These forward-looking statements are necessarily estimates reflecting the judgment of senior management based on current estimates, expectations, forecasts and projections and include comments that express current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the companies’ control, and involve known and unknown risks and uncertainties that could cause actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. No assurance can be given that the proposed Transaction will happen as anticipated or at all. In evaluating these statements, you should specifically consider the risks referred to in KWH’s filings with the SEC, including KWH’s Form 10-K, which are available on KWH’s website and at www.sec.gov, including, but not limited to, the following factors: the occurrence of any event, change or other circumstance that could result in abandonment of the Transaction; the inability to complete the Transaction in a timely manner or at all; difficulties in successfully integrating the two companies following completion of the Transaction and the risk of not fully realizing expected synergies from the Transaction in the time frame expected or at all; the risk that the announcement and pendency of the Transaction disrupts current plans and operations, increases operating costs, results in management distraction or difficulties in establishing and maintaining relationships with third parties or makes employee retention and incentivization more difficult; the outcome of any legal proceedings that may be instituted against the companies in connection with the announcement and pendency of the Transaction; any limitations on the companies’ ability to operate their businesses during the pendency of the Transaction; disruptions in general economic and business conditions, particularly in geographies where the companies’ respective businesses may be concentrated; volatility and disruption of the capital and credit markets, higher interest rates, higher loan costs, less desirable loan terms and a reduction in the availability of mortgage loans, all of which could increase costs and could limit the companies’ ability to acquire additional real estate assets; continued high levels of, or increases in, unemployment and general slowdowns in commercial activity; the companies’ leverage and ability to refinance existing indebtedness or incur additional indebtedness; an increase in the companies’ debt service obligations; the companies’ ability to generate a sufficient amount of cash from operations to satisfy working capital requirements and to service their existing and future indebtedness; the companies’ ability to achieve improvements in operating efficiency; foreign currency fluctuations; adverse changes in the securities markets; the companies’ ability to retain their senior management and attract and retain qualified and experienced employees; the companies’ ability to retain major clients and renew related contracts; trends in use of large, full-service commercial real estate providers; changes in tax laws in the United States, Europe or Japan or other jurisdictions that reduce or eliminate deductions or other tax benefits the companies receive; the possibility that future acquisitions may not be available at favorable prices or upon advantageous terms and conditions; the companies’ ability to dispose of assets; and costs relating to the acquisition of assets the companies may acquire could be higher than anticipated. Except as required by law, KWH does not intend to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

99.1	Investor Presentation, dated September 14, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation, dated September 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ Justin Enbody
Name:	Justin Enbody
Title:	Chief Financial Officer

Date: September 14, 2017